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                                                                   EXHIBIT 10.39


                      SCHEDULE OF DIRECTORS AND OFFICERS
                      ----------------------------------
                             WHO HAVE ISSUED NOTES
                             ---------------------


            Officer / Director                     Amount of Note
            ------------------                     --------------
            Bradley J. Stinn                          $250,000
            Sterling B. Brinkley                      $250,000
            Victor M. Suglia                          $150,000
            John E. Cay III                           $ 50,000
            Robert W. Cruickshank                     $ 50,000
            David B. Parshall                         $ 50,000
            Mark C. Pickup                            $ 50,000


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